Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “Trust”)

LATEEF FOCUSED Sustainable GROWTH FUND

(THE “FUND”)

Supplement dated June 18, 2020 to the Prospectus of the Fund dated September 1, 2019

The information in this supplement updates and amends certain information contained in the Prospectus and should be read in conjunction with such document.

Effective June 18, 2020, the information regarding Merrill Lynch on page 27 of the Prospectus (in Appendix A) is hereby deleted in its entirety and replaced with the following:

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

●	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

●	Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

●	Shares purchased through a Merrill Lynch affiliated investment advisory program.

●	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

●	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable).

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

●	Directors or Trustees of the Funds, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

●	Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares Available at Merrill Lynch

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as a part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½.

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

●	Shares acquired through a right of reinstatement.

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A shares only).

●	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in the Prospectus.

●	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchase within the Fund family through Merrill Lynch, over a 13-month period of time (if applicable).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.